Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of IDEC Pharmaceuticals Corporation for the quarter ended June 30, 2003 (the “Report”), I, William H. Rastetter, Ph.D., Chairman of the Board and Chief Executive Officer of IDEC Pharmaceuticals Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)                                  such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of IDEC Pharmaceuticals Corporation.

/s/ William H. Rastetter, Ph.D.
William H. Rastetter, Ph.D., Chairman of the
Board and Chief Executive Officer

August 14, 2003

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of IDEC Pharmaceuticals Corporation for the quarter ended June 30, 2003 (the “Report”), I, Edward M. Rodriguez, Vice President, Finance and Controller of IDEC Pharmaceuticals Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)                      such Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                      the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of IDEC Pharmaceuticals Corporation.

/s/ Edward M. Rodriguez
Edward M. Rodriguez, Vice President,
Finance and Controller

August 14, 2003